UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2021 (April 23, 2021)

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2021, the Board of Directors (the “Board”) of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. and Icahn Enterprises Holdings L.P., expanded the size of the Board from eight directors to nine directors and appointed Nancy Dunlap to fill the resulting vacancy. Ms. Dunlap was also appointed as a member of the audit committee of the Board (the “Audit Committee”) to fill the vacancy created by the resignation of Denise Barton from the Audit Committee. Ms. Barton will remain on the Board. Stephen Mongillo, an existing member of the Audit Committee, was designated as Chairperson of the Audit Committee.

Ms. Dunlap currently serves as the private counsel and head of the private family office of former New Jersey Governor and United States Senator Jon S. Corzine. Since 1999, Ms. Dunlap has overseen all personal investment and legal affairs of the Corzine Family Office. As head of Mr. Corzine’s private family office, Ms. Dunlap also serves as a Trustee of the Jon S. Corzine Trust and as Director of the Jon S. Corzine Foundation. Ms. Dunlap was previously a director of CVR Refining, LP, an independent downstream energy limited partnership and indirect subsidiary of Icahn Enterprises, from July 2018 to February 2019; and Equita Sim, a private investment bank headquartered in Milan, Italy, from November 2010 to September 2015. Ms. Dunlap was also previously a director of Amp Electric Vehicles from March 2010 to September 2012. Ms. Dunlap received a Juris Doctor from St. John’s University School of Law and a Bachelor of Arts from University of Denver.

There are no arrangements or understandings between Ms. Dunlap and any other persons pursuant to which she was selected as a director of the Board, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc., its general partner

		By:	/s/ Ted Papapostolou
Date: April 23, 2021			Ted Papapostolou Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc., its general partner

		By:	/s/ Ted Papapostolou
Date: April 23, 2021			Ted Papapostolou Chief Accounting Officer